UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
April 5, 2018
CAMPBELL SOUP COMPANY

New Jersey	1-3822	21-0419870
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On April 5, 2018, Campbell Soup Company (“Campbell”) issued a press release to announce that its Board of Directors (the “Board”) had appointed Luca Mignini, age 55, to the position of Senior Vice President and Chief Operating Officer, effective as of March 26, 2018. In this role, Mr. Mignini will continue to have responsibility for the Global Biscuits and Snacks segment and will assume responsibility for the Americas Simple Meals and Beverages segment and certain other functions.

Mr. Mignini has served as Campbell’s Senior Vice President and President of its Global Biscuits and Snacks segment since February of 2015. Mr. Mignini joined Campbell in January of 2013 as Senior Vice President and President, Campbell International.

In connection with his appointment, the Compensation and Organization Committee of the Board determined that Mr. Mignini will continue to participate in Campbell’s standard executive compensation programs. Mr. Mignini will receive an annual base salary of $800,000, and will have an annual target of 125% of base salary under Campbell’s Annual Incentive Plan and an annual target of 400% of base salary under Campbell’s Long-Term Incentive Program effective March 26, 2018.

In addition, the Compensation and Organization Committee of the Board approved the issuance on April 1, 2018 of 17,381 restricted stock units to Mr. Mignini, pursuant to Campbell’s 2015 Long-Term Incentive Plan. Each unit represents the right to receive one share of Campbell common stock upon vesting. The units will vest three years from the date of the grant, provided that Mr. Mignini continues to be employed by Campbell. The full terms and conditions of the grant are set forth in the form of agreement filed as Exhibit 10(c) to Campbell’s Form 10-Q for the fiscal quarter ended October 30, 2016 and are incorporated herein by reference.

No family relationship exists between Mr. Mignini and any Campbell director, executive officer or person nominated or chosen by Campbell to become a director or executive officer, and there are no transactions which would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: April 5, 2018	By:	/s/ Charles A. Brawley, III
Charles A. Brawley, III
Vice President, Corporate Secretary and Associate General Counsel